                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                                 May 12, 1997


                             INBRAND CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


      Georgia                      0-22144                    58-113677
  ---------------                ------------            -------------------
  (State or other                (Commission                (IRS Employer
  jurisdiction of                File Number)            Identification No.)
  incorporation)

    1169 Canton Road, Marietta, Georgia                          30066
  ----------------------------------------                     ----------
  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (770) 422-3036


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Item 5.          Other Events.

                 On May 12, 1997, INBRAND Corporation ("INBRAND") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Tyco International Ltd. ("Tyco"), a Massachusetts corporation, T5 Acquisition Corp., a Georgia corporation and a direct, wholly-owned subsidiary of Tyco ("Merger Sub"), pursuant to which Merger Sub will merge with and into INBRAND. INBRAND shareholders will receive .43 shares of New Tyco Common Stock (as hereinafter defined) (or .43 shares of Tyco Common Stock if the ADT Merger (as hereinafter defined) is not consummated) for each INBRAND share. "New Tyco Common Stock" means the common shares of ADT Limited, a Bermuda corporation ("ADT" and, following the ADT Merger, "New Tyco"), outstanding following the merger (the "ADT Merger") of Limited Apache ("Apache"), a Massachusetts corporation and a wholly-owned subsidiary of ADT, with and into Tyco, pursuant to the terms of a Merger Agreement, dated March 17, 1997, among ADT, Apache and Tyco (the "ADT Merger Agreement"). Following the Merger, INBRAND shall continue as the surviving corporation and shall be a wholly-owned subsidiary of New Tyco (or of Tyco if the ADT Merger is not consummated).

                 Consummation of the Merger is subject to approval by the shareholders of INBRAND, consummation or termination of the ADT Merger, regulatory approvals and other conditions normally associated with such transaction.

                 The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement which is filed herewith as
Exhibit 2 and is incorporated by reference.


Item 7.          Financial Statements, Pro Forma  Financial Information and
                 Exhibits.

                 (c)      Exhibits.

                 Exhibit No.                                        Title
                 -----------                                        -----

                      2                            Agreement and Plan of Merger, dated as of May 12, 1997, by and among INBRAND Corporation, Tyco International Ltd. and
                                                   T5 Acquisition Corp.

                     99                            Press Release of INBRAND Corporation, dated as of May 13, 1997.


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                                  SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INBRAND CORPORATION


                                        By:  /S/Garnett A. Smith
                                           -------------------------------------
                                             Garnett A. Smith, Chairman
                                             and Chief Executive Officer



Dated: May 16, 1997


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                                  SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INBRAND CORPORATION


                                        By:  /S/Garnett A. Smith
                                           -------------------------------------
                                             Garnett A. Smith, Chairman
                                             and Chief Executive Officer



Dated: May 16, 1997


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                                Exhibit Index


Exhibit No.                   Description                        Page No.
-----------                   -----------                        --------


    2            Agreement and Plan of Merger, dated as
                 of May 12, 1997, by and among INBRAND
                 Corporation, Tyco International Ltd.
                 and T5 Acquisition Corp.

   99            Press Release of INBRAND Corporation
                 dated as of May 13, 1997


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